Fifth Amendment to Modified Net Lease Agreement

This Fifth Amendment to Modified Net Lease Agreement dated 15th day of November, 2011 between Anything IT having an address of 17-09 Zink Place, Fair Lawn, New Jersey (hereinafter called "Lessee") and 92 Route 46 Realty, LLC having an address of 87 West Passaic Street, Rochelle Park, NJ 07662 (hereinafter called "Lessor")

Witnesseth that

WHEREAS, Lessor and Lessee entered into that certain Modified Net Lease Agreement dated September 17, 2007 the ("Lease") for the rental of 27,287 +/- sq.ft. designated as units 1 and 2A/C and Unit 2B located at 17-09 Zink Place, Fair Lawn, New Jersey ("Demised Premises");

WHEREAS, the Lease commenced on January 28, 2008 and the Lease Expiration Date shall be January 31, 2013 as evidenced by the Certificate of Commencement Dated executed by Lessor and Lessee (hereafter "First Modification");

WHEREAS, by Second Lease Modification dated December 21, 2009 wherein Lessee releases any claims against Lessor as to condition of the Unit (hereafter "Second Lease Modification");

WHEREAS, by Third Lease Modification dated October 8, 2010 the total Demised Premises was redesignated as follows, the total demised premises shall be 27,287 feet to be comprised of Unit 1, Unit 2A, 2B and Unit 2C as more fully depicted on the plan annexed as Exhibit A to the Third Lease Modification Agreement (hereafter "Third Lease Modification");

WHEREAS, the effective date of commencement for Unit 2 of the term of the Third Lease Modification Agreement is January 31, 2011 and the expiration date shall be March 31, 2018 as evidenced by Certificate of Commencement executed by Lessor and Lessee;

WHEREAS, by Fourth Lease Modification dated April 2, 2011 the total Demised Premises was re-designated as follows, the total demised premises shall be 47,885 feet to be comprised of Unit 1, Unit 2A, 2B, 2C and Unit 4 (hereafter "Fourth Lease Modification");

WHEREAS, The Lease Termination Date only for Unit 4 was April 30,2012 and Lessee wants to extend the lease termination date only for Unit 4 to ~~April 30,2013~~ October 31, 2012.

WHEREAS, the parties decided to amend and otherwise modify certain terms and conditions of the Net Lease Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and conditions herein contained, the parties hereto do hereby agree as follows:

1. Incorporation of Preamble. All of the terms, covenants, definitions and conditions of the foregoing preamble are hereby incorporated by reference as though set forth at length and recited verbatim herein.

2. No Conflict. In the event any term hereof conflicts with the terms of the Lease, the terms hereof shall control.

3. Capitalized Terms. Any capitalized word utilized herein and not separately defined shall have that meaning ascribed to it in the Lease.

4. Fixed Basic Rent. The preamble paragraph (7) of the Modified Net Lease Agreement is amended and the following inserted as of the date of this agreement

The parties agree hereby the fixed basic rent payable to Unit 4 shall be as follows:

Square Feet ***20,598***

From Date	*To Date*	*$/Sqft/Yr*	*NNN Annual*	*NNN Monthly*
05/01/2012	*10/31/2012*	*$5.60*	*$115,348.80*	*$ 9612.40*

5. Lease Termination as to Unit 4. ***The Lease Termination date as to Unit 4 only will be extended to October 31, 2012***

6. Binding Effect. The terms of this Fourth Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

7. No Further Modification. Except as expressly set forth herein, there shall be no further modification of the Net Lease Agreement without the express executed writing of the parties and all of the terms of the Net Lease Agreement unmodified by this First Amendment to Lease shall remain in full force and effect

8. Counterparts/Facsimile Signature. The parties hereto, desirous of completing and expeditious execution of the Agreement set forth herein, do hereby agree that this Agreement may be executed in any number of counterparts and upon the complete exchange of signature pages via facsimile, such that each party is in possession of a fully executed facsimile signature page, this First Amendment to Lease shall be combining and enforceable against the parties.

IN WITNESS WHEREOF, the parties hereto do hereunto set their hands and seals the date and year first above written.

WITNESS:

92 Route 46 Realty, LLC
Lessor

________________________ By:
S. Lloyd Tulp, Co-Manager

________________________ By:
Salvatore V. Frassetto, Co-Manager
WITNESS:

Anything IT, Inc.
Lessee

________________________ By:
Name: David Bernstein
Title: CEO